UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22010

Cohen & Steers European Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

December 10, 2007

To Our Shareholders:

We are pleased to submit to you our report for the year ended October 31, 2007. The net asset values per share at that date were $9.34, $9.31, and $9.35 for Class A, Class C and Class I shares, respectively.

The total return, including income and change in net asset value, for Cohen & Steers European Realty Shares and the comparative benchmark were:

	Six Months Ended October 31, 2007	For the Period April 13, 2007 (commencement of operations) through October 31, 2007
Cohen & Steers European Realty Shares—Class A	–15.40%	–18.50%
Cohen & Steers European Realty Shares—Class C	–15.67%	–18.76%
Cohen & Steers European Realty Shares—Class I	–15.31%	–18.41%
FTSE EPRA/NAREIT Europe Index[a]	–15.25%	–17.50%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower.

Investment Review

Global equity markets were volatile during the period amid concerns over monetary tightening and a global liquidity squeeze born of rising delinquencies in U.S. subprime mortgages and deteriorating securitization markets. These factors disproportionately hindered real estate securities.

While the strong (yet moderating) fundamentals that drove double-digit returns for European (and global) real estate securities in 2006 remained largely in place, uneasiness over U.S. mortgages triggered changes in the broader commercial loan market. Risk in general was re-priced and credit spreads widened. Hedge funds and other large investors tried, with limited success, to unload structured debt instruments possibly containing low-quality loans.

a  The FTSE EPRA/NAREIT Europe Index is an unmanaged portfolio of approximately 97 constituents from 15 countries in the Europe region.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Liquidity dried up. Loans to finance leveraged buyouts stopped abruptly, and investment banks grappled with existing commitments. Commercial banks became reluctant to lend to one another pending further disclosure of subprime-related holdings. The resulting credit contraction, combined with higher costs of funds, fueled concerns that commercial property values in general might soften.

Meanwhile, striving to balance growth and inflation, Europe's monetary authorities maintained a tight monetary policy. The Bank of England and the European Central Bank (ECB) raised interest rates—to 5.75% and 4.0%, respectively—adding more economic anxiety to the mix.

Conditions temporarily improved in late August and September, when the world's central banks improved liquidity by injecting billions of dollars of liquidity into the banking system. The U.S. Federal Reserve took additional steps to alleviate the credit crunch, most notably lowering the fed funds rate—the rate at which U.S. banks lend to each other—by 50 basis points, to 4.75% (the Fed lowered rates again to 4.50% on October 31). The ECB and Bank of England did not reduce interest rates, and Europe had less of a boost in the ensuing global rally, underperforming the U.S. and Asia real estate securities markets for the period.

The U.K. market underperformed

The United Kingdom, which represents 45% of the FTSE EPRA/NAREIT Europe Index, had a total return of –25.4% in the period.1 The negative credit overhang, and its effects on the financial industry—coupled with concerns over a slowing economy—fueled investor pessimism regarding property valuations and returns. While lower transaction values have yet to materialize broadly, valuations are expected to be adjusted downward in anticipation of cap rates adjusting up. The prospects for lower direct property returns caused U.K. REIT share prices to decline.

In Germany (–22.4%), the country's new REIT model (introduced in March, retroactive to January 1) has yet to stir investor enthusiasm. However, in October, office owner Alstria converted to REIT status, the first German company to do so, and we expect more conversions to occur in 2008, when corporate tax rates will be lower. The increased visibility of German REITs may bring favorable attention to this market. Austria (–30.9%) was a poor performer, partly due to negative corporate governance actions by several companies in the country.

Italy's performance (–32.9%) was hampered by a downturn in Beni Stabili, whose stock fell amid uncertainty regarding its merger with Foncière des Régions, a French SIIC, and whether Beni Stabili would qualify as a SIIQ within Italy's new REIT-like model.

The Netherlands (–14.5%) and Belgium (–12.6%) outperformed, reflecting their somewhat more defensive characteristics. Norway (–2.7%) outperformed due to takeover activity and the strength of its oil-driven economy.

1  Country returns are in local currency as measured by the FTSE EPRA/NAREIT Europe Index. Fund returns are in U.S. dollars.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Norwegian Property ASA and Scandic Hotels AB won control of Norgani Hotels ASA, outbidding Aberdeen Property Investors at a price of NOK94 per share, 38% greater than the market price when the bidding began.

Europe Total Returns in Local Currencies
4/13/07–10/31/07

The fund's performance reflected difficult conditions

Factors that hindered the fund's relative performance in the period included stock selection in France. Our overweight in Italy, underweight in the Netherlands and lack of investment in Belgium and Poland (a small market that outperformed in the period) also detracted from relative performance.

While our U.K. holdings declined significantly in absolute terms, stock selection contributed positively to relative performance. Recent weakness in this market notwithstanding, we believe it offers compelling values, considering the large discounts to net asset value available for some of the highest-quality property in the world, measured by the structure of the real estate markets in the U.K., and the locations and physical attributes of the assets held by U.K. REITs.

Our underweight in Austria and overweights in Norway and France (whose market modestly outperformed), along with stock selection in Norway, aided relative return.

Investment Outlook

Attractive opportunities in the U.K.

In the United Kingdom, the market's pessimistic view of companies with high-quality real estate has created investment opportunities that we believe are compelling. U.K. real estate companies offer valuations that are

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

among the cheapest in the world on a discount to NAV basis. In France, we believe that solid fundamentals within the Paris office market should continue, although with rent growth moderating from strong levels.

Several of our holdings (for example in France and Finland) offer access to growth in Eastern Europe via property developments in economies with young, well-educated populations. Although we had no direct holdings in those markets in the period, we think attractive opportunities could develop in countries such as Poland, the Czech Republic and other Eastern European markets.

An economic recovery appears to be underway in Germany, which typically lags most European property markets. After years of weakness in German housing prices, we believe that residential risk is relatively low there, compared with markets such as Spain, Ireland and, to a lesser extent, the United Kingdom. Long term, we believe that the securitization of privately held real estate is a compelling trend—one that Germany's new REIT model will help facilitate. In the Netherlands, the economy continues to recover. The potential for above-average economic growth in Finland and Sweden could continue to support their market's relative performance as well.

Globally and within Europe, market uncertainty may continue to play out as investors seek clarity on economic fundamentals, monetary policy and the extent of holdings of riskier debt instruments by financial institutions. How soon European markets can begin to recover is uncertain, but based on our estimates Europe is currently the cheapest region in the world, and the U.K. is the country with the most attractive valuations. This may set up the potential for very attractive returns when credit markets issues are eventually resolved and the Bank of England begins cutting interest rates. In addition, we believe there is real potential for M&A activity in the U.K. and across Europe. In a recent example, the Netherlands' VastNed Retail rallied in November, after the company rejected a takeover bid that was at a premium to its share price, but which it considered below the company's true value.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

W. JOSEPH HOULIHAN	GERIOS J.M. ROVERS

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Performance Review (Unaudited)

Cohen & Steers European Realty Shares—Class A
Growth of a $10,000 Investment

Cohen & Steers European Realty Shares—Class C
Growth of a $10,000 Investment

Cohen & Steers European Realty Shares—Class I
Growth of a $1,000,000 Investment

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns For Periods Ending October 31, 2007

	Class A Shares	Class C Shares	Class I Shares
Since Inception[d] (with sales charge)	–22.17%[b]	–19.57%[c]	—
Since Inception[d] (without sales charge)	–18.50%	–18.76%	–18.41%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The annualized gross and net expense ratios, respectively, for each class of shares as in the April 13, 2007 prospectuses were as follows: Class A—2.11% and 1.80%; Class C—2.76% and 2.45%; and Class I—1.76% and 1.45%. Through October 31, 2008, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's annual operating expenses at 1.80% for Class A shares, 2.45% for Class C shares and 1.45% for Class I shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of April 13, 2007.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007–October 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007– October 31, 2007
Class A
Actual (–15.40% return)	$1,000.00	$846.00	$8.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.13	$9.15
Class C
Actual (–15.67% return)	$1,000.00	$843.30	$11.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.85	$12.43
Class I
Actual (–15.31% return)	$1,000.00	$846.90	$6.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.90	$7.38

*  Expenses are equal to the fund's Class A, Class C and Class I annualized expense ratio of 1.80%, 2.45% and 1.45%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 5.25%, 6.09% and 6.14%, respectively.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

OCTOBER 31, 2007

Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Unibail-Rodamco*	$2,861,422	12.8%
Land Securities Group PLC	2,617,874	11.7
British Land Co., PLC	1,749,547	7.8
Hammerson PLC	1,183,534	5.3
Segro PLC	1,094,795	4.9
Derwent London PLC	1,032,349	4.6
Fonciere des Regions	778,689	3.5
Liberty International PLC	663,875	3.0
Great Portland Estates PLC	652,818	2.9
CA Immobilien Anlagen AG	622,989	2.8

*  Includes both French and Netherlands exchange holdings.

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

October 31, 2007

		Number of Shares	Value
COMMON STOCK	96.5%
AUSTRIA	3.9%
DIVERSIFIED
CA Immobilien Anlagen AGa		23,068	$622,989
Immofinanz Immobilien Anlagen AG		20,341	242,815
TOTAL AUSTRIA			865,804
FINLAND	4.1%
DIVERSIFIED	2.2%
Citycon Oyj		77,038	502,676
OFFICE	1.9%
Sponda Oyj		30,375	418,037
TOTAL FINLAND			920,713
FRANCE	21.5%
DIVERSIFIED	18.9%
Eurosic		3,443	197,736
Fonciere des Regions		5,319	778,689
Societe Immobiliere de Location pour L'Industrie et le Commerce (Silic)		2,567	397,680
Unibail-Rodamco (French exchange)		8,964	2,238,685
Unibail-Rodamco (Netherlands exchange)[b]		2,506	622,737
			4,235,527
SHOPPING CENTER	2.6%
Klepierre		6,816	370,904
Mercialys Promesse		5,581	218,769
			589,673
TOTAL FRANCE			4,825,200
GERMANY	5.3%
APARTMENT	1.6%
Deutsche Wohnen AG		2,404	106,810
Gagfah SA		4,677	88,479
Patrizia Immobilien AG		11,833	158,228
			353,517

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

		Number of Shares	Value
DIVERSIFIED	2.0%
IVG Immobilien AG		9,727	$442,441
OFFICE	1.7%
Alstria Office AGa		14,797	261,538
Eurocastle Investment Ltd.		4,020	128,008
			389,546
TOTAL GERMANY			1,185,504
ITALY	3.2%
DIVERSIFIED	0.4%
Pirelli & C. Real Estate S.p.A.		1,893	93,858
OFFICE	1.8%
Beni Stabili S.p.A.		318,905	404,960
SHOPPING CENTER	1.0%
Immobiliare Grande Distribuzione		55,529	218,267
TOTAL ITALY			717,085
NETHERLANDS	6.1%
DIVERSIFIED	1.1%
Eurocommercial Properties NV		4,317	254,855
INDUSTRIAL	0.5%
ProLogis European Properties		7,262	114,760
OFFICE	1.1%
VastNed Offices/Industrial NV		6,744	239,333
SHOPPING CENTER	3.4%
Corio NV		6,782	595,534
VastNed Retail NV		1,853	159,473
			755,007
TOTAL NETHERLANDS			1,363,955
NORWAY	1.2%
OFFICE
Norwegian Property ASA		21,246	266,222

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

		Number of Shares	Value
SWEDEN	4.9%
DIVERSIFIED	3.3%
Castellum AB		29,481	$375,124
Fabege AB		30,626	365,811
			740,935
OFFICE	1.6%
Klovern AB		89,514	368,009
TOTAL SWEDEN			1,108,944
UNITED KINGDOM	46.3%
DIVERSIFIED	27.1%
British Land Co., PLC		77,334	1,749,547
Hammerson PLC		51,049	1,183,534
Helical Bar PLC		41,839	385,206
Land Securities Group PLC		76,354	2,617,874
Quintain Estates & Development PLC		10,087	129,424
			6,065,585
INDUSTRIAL	6.4%
Brixton PLC		43,925	339,781
Segro PLC		112,462	1,094,795
			1,434,576
OFFICE	7.5%
Derwent London PLC		29,735	1,032,349
Great Portland Estates PLC		54,745	652,818
			1,685,167
REAL ESTATE OPERATIONS/DEVELOPMENT	1.1%
St. Modwen Properties PLC		23,589	241,560
SELF STORAGE	1.3%
Safestore Holdings Ltd.		78,052	286,842
SHOPPING CENTER	2.9%
Liberty International PLC		26,620	663,875
TOTAL UNITED KINGDOM			10,377,605
TOTAL COMMON STOCK[b] (Identified cost—$23,522,340)			21,631,032

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

		Principal Amount	Value
COMMERCIAL PAPER	2.1%
San Paolo US Financial, 3.65%, due 11/1/07 (Identified cost—$466,000)		$466,000	$466,000
TOTAL INVESTMENTS (Identified cost—$23,988,340)	98.6%		22,097,032
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4%		302,951
NET ASSETS	100.0%		$22,399,983

Note: Percentages indicated are based on the net assets of the fund.

a  Non-income producing security.

b  All securities except Unibail-Rodamco (Netherlands exchange) have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the fund's Board of Directors.

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:
Investments in securities, at value (Identified cost—$23,988,340)	$22,097,032
Receivable due from advisor	243,415
Receivable for fund shares sold	148,454
Receivable for investment securities sold	69,260
Deferred offering costs	58,680
Dividends receivable	25,956
Other assets	991
Total Assets	22,643,788
LIABILITIES:
Payable for fund shares redeemed	53,309
Payable for directors' fees	6,953
Payable for distribution fees	404
Payable for shareholder servicing fees	145
Other liabilities	182,994
Total Liabilities	243,805
NET ASSETS	$22,399,983
NET ASSETS consist of:
Paid-in-capital	$24,467,851
Undistributed net investment income	137,019
Net realized loss	(314,994)
Net unrealized depreciation	(1,889,893)
$22,399,983

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2007

CLASS A SHARES:
NET ASSETS	$11,470,739
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,228,006
Net asset value and redemption price per share	$9.34
Maximum offering price per share ($9.34 ÷ 0.955)[a]	$9.78
CLASS C SHARES:
NET ASSETS	$6,481,710
Shares issued and outstanding ($0.001 par value common stock outstanding)	696,268
Net asset value and offering price per share[b]	$9.31
CLASS I SHARES:
NET ASSETS	$4,447,534
Shares issued and outstanding ($0.001 par value common stock outstanding)	475,502
Net asset value, offering and redemption price per share	$9.35

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Period April 13, 2007a through October 31, 2007

Investment Income:
Dividend income (net of $28,768 of foreign withholding tax)	$280,961
Interest income	14,974
Total Income	295,935
Expenses:
Professional fees	96,100
Investment advisory fees	77,826
Offering costs	68,072
Shareholder reporting expenses	52,556
Custodian fees and expenses	47,994
Administration fees	34,735
Directors' fees and expenses	32,906
Distribution fees—Class A	8,093
Distribution fees—Class C	15,965
Transfer agent fees and expenses	15,430
Registration and filing fees	9,500
Shareholder servicing fees—Class A	3,237
Shareholder servicing fees—Class C	5,322
Miscellaneous	6,751
Total Expenses	474,487
Reduction of Expenses	(329,024)
Net Expenses	145,463
Net Investment Income	150,472
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(314,994)
Foreign currency transactions	(38,924)
Net realized loss	(353,918)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,891,308)
Foreign currency translations	1,415
Net change in unrealized depreciation	(1,889,893)
Total net realized and unrealized loss	(2,243,811)
Net Decrease in Net Assets Resulting from Operations	$(2,093,339)

a  Commencement of operations.

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

For the Period April 13, 2007[a] through October 31, 2007
Change in Net Assets:
From Operations:
Net investment income	$150,472
Net realized loss	(353,918)
Net change in unrealized depreciation	(1,889,893)
Net decrease in net assets resulting from operations	(2,093,339)
Capital Stock Transactions:
Increase in net assets from fund share transactions	24,393,047
Total increase in net assets	22,299,708
Net Assets:
Beginning of period	100,275
End of period[b]	$22,399,983

a  Commencement of operations.

b  Includes undistributed net investment income of $137,019.

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Period April 13, 2007[a] through October 31, 2007
	Class A	Class C	Class I
Per Share Operating Performance:
Net asset value, beginning of period	$11.46	$11.46	$11.46
Income from investment operations:
Net investment income[b]	0.08	0.06	0.17
Net realized and unrealized loss on investments	(2.21)	(2.22)	(2.29)
Total from investment operations	(2.13)	(2.16)	(2.12)
Redemption fees retained by the fund	0.01	0.01	0.01
Net decrease in net asset value	(2.12)	(2.15)	(2.11)
Net asset value, end of period	$9.34	$9.31	$9.35
Total investment return[d]	(18.50)%[c]	(18.76)%[c]	(18.41)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11.5	$6.5	$4.4
Ratio of expenses to average daily net assets (before expense reduction)[e,f]	5.26%	6.12%	7.19%
Ratio of expenses to average daily net assets (net of expense reduction)[e]	1.80%	2.45%	1.45%
Ratio of net investment loss to average daily net assets (before expense reduction)[e]	(1.89)%	(2.58)%	(2.58)%
Ratio of net investment income to average daily net assets (net of expense reduction)[e]	1.57%	1.09%	3.16%
Portfolio turnover rate[d]	17%	17%	17%

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  Annualized.

f  Due to the significant growth of net assets on a small asset base, the expense ratio, when averaged over the period, differs from the fund's other classes by an amount other than class specific expenses. Typically, the ratios between classes will only differ by the class specific expenses (i.e., distribution fees and shareholder servicing fees).

See accompanying notes to financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers European Realty Shares, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 29, 2007 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The fund had no operations until March 22, 2007 when it sold 100 shares each of Class A and C and 8,550 shares of Class I for $100,275 to Cohen & Steers Capital Management, Inc. (the advisor). Investment operations commenced on April 13, 2007. The authorized shares of the fund are divided into three classes designated Class A, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the advisor to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. In particular, portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of trading on the NYSE on the day the securities are being valued, developments occur that are expected to materially affect the value of such securities, such values may be adjusted to reflect the estimated fair value of such securities as of the close of trading on the NYSE using a pricing service and/or procedures approved by the fund's Board of Directors.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Pursuant to an advisory agreement (the advisory agreement), the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a monthly fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the fund.

For the period April 13, 2007 (commencement of operations) through October 31, 2007 and through October 31, 2008, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

incurred to the extent necessary to maintain the fund's annual operating expenses at 1.80% for the Class A shares, 2.45% for the Class C shares and 1.45% for the Class I shares.

Under a subadvisory agreement between the advisor and Cohen & Steers Europe S.A. and Cohen & Steers UK Limited (the subadvisors), each a wholly owned subsidiary of the advisor, the subadvisors provide investment research and advisory services on European real estate companies and in the case of Cohen & Steers Europe S.A., provide trade order execution services to the fund. For its services provided under the subadvisory agreements, the advisor (not the fund) pays each subadvisor a monthly fee at the annual rate of 0.25% of the average daily net assets of the fund. For the period April 13, 2007 (commencement of operations) through October 31, 2007, the advisor paid each subadvisor $19,456.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.10% of the fund's average daily net assets. For the period April 13, 2007 (commencement of operations) through October 31, 2007, the fund paid the advisor $7,783 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the period April 13, 2007 (commencement of operations) through October 31, 2007, the fund has been advised that the distributor received $12,132 in sales commissions from the sale of Class A shares and that the distributor also received $1,633 and $3,037 of contingent deferred sales charges relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class C shares, including payments to dealers and other financial intermediaries for selling Class C shares and interest and other financing costs associated with Class C shares.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class C shares.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $76 from the fund for the period April 13, 2007 (commencement of operations) through October 31, 2007.

Offering Costs: The fund incurred offering costs in the amount of $126,752. Such expenses were deferred and are being amortized over a one-year period from the commencement of operations.

Investment by Affiliate: At October 31, 2007, the advisor owned 18.5% of the fund.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period April 13, 2007 (commencement of operations) through October 31, 2007 totaled $25,978,190 and $2,140,856 respectively.

Note 4. Income Tax Information

As of October 31, 2007, the tax-basis components of accumulated earnings and the federal tax cost of investments were as follows:

Gross unrealized appreciation	$225,286
Gross unrealized depreciation	(2,373,314)
Net unrealized depreciation	$(2,148,028)
Cost for federal income tax purposes	$24,245,060
Undistributed ordinary income	$191,901

As of October 31, 2007, the fund had a net capital loss carryforward of $113,157 which will expire on October 31, 2015. This carryforward may be used to offset future capital gains to the extent provided by regulations.

As of October 31, 2007, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and the mark-to-market of passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency losses and nondeductible offering expenses. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $25,471, accumulated net realized loss was credited $38,924 and accumulated net investment income was charged $13,453.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 600 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Period April 13, 2007[a] through October 31, 2007
	Shares	Amount
Class A:
Sold	1,359,780	$13,399,885
Redeemed	(131,874)	(1,228,194)
Redemption fees retained by the fund[b]	—	4,956
Net increase	1,227,906	$12,176,647
Class C:
Sold	793,600	$7,814,956
Redeemed	(97,432)	(906,697)
Redemption fees retained by the fund[b]	—	3,150
Net increase	696,168	$6,911,409
Class I:
Sold	513,280	$5,758,768
Redeemed	(46,328)	(456,925)
Redemption fees retained by the fund[b]	—	3,148
Net increase	466,952	$5,304,991

a  Commencement of operations.

b  The fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Prior to September 28, 2007, the redemption fee was charged at a rate of 1% on shares sold within six months of the time of purchase.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the fund's financial statements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers European Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers European Realty Shares, Inc. (the "Fund") at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period April 13, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2007

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

TAX INFORMATION—2007 (Unaudited)

The fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $17,056. The fund generated net foreign source income of $309,729 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

APPROVAL OF ADVISORY AGREEMENTS

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment management and subadvisory agreements (collectively, the "Management Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on March 6, 2007, the Management Agreements were discussed and were unanimously approved for an initial two-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to approve the Management Agreements, the board reviewed materials provided by the fund's investment manager (the "Investment Manager") and fund counsel which included, among other things, fee and expense information compared to peer funds ("Peer Funds") prepared by the Investment Manager, and memoranda outlining the legal duties of the board. The board also met with investment advisory personnel. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The board reviewed the services that the Investment Manager would provide to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The board also discussed with officers and portfolio managers of the fund the amount of time the Investment Manager would dedicate to the fund and the types of transactions that would be done on behalf of the fund. Additionally, the board took into account the services provided by the Investment Manager to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund would likely have a favorable impact on the success of the fund. The board further noted the Investment Manager's ability to attract quality and experienced personnel. The board then considered the administrative services to be provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services to be provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the fund and the Investment Manager: Because the fund had not yet commenced operations, the board did not consider the investment performance of the fund. As discussed above under (i), the board found that the Advisor had the necessary expertise to manage the Fund. The board also considered the Investment Manager's performance in managing other global real estate funds.

The board determined that the Advisor would be an appropriate advisor for the Fund.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the fund: Next, the board considered the advisory fees, noting that sub-advisory fees are paid by the Investment Manager, and administrative fees payable by the fund. The directors concluded that the fund's proposed expense structure is reasonable. The board noted that Advisor had agreed to reimburse the fund to limit the fund's total annual operating expenses. The board also took into consideration other benefits to be derived by the Advisor in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor would be eligible to receive by allocating the fund's brokerage transactions. The board also noted the administrative services provided under the Investment Management Agreement by the Advisor for the fund such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as offices of the fund, noting that these services were beneficial to the fund.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The board noted that the fund's advisory fee schedule does not contain any breakpoints. The board considered the fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with stockholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the board compared both the services rendered to and the fees paid by the fund to those under other investment advisory contracts of the Advisor. The board acknowledged that differences in fees paid by other clients seemed to be consistent with the differences in services provided and determined that the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the Management Agreements.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**

Interested Directors[1]

Robert H. Steers Age: 54	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	22	1991 to present

Martin Cohen Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	22	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**

Disinterested Directors

Bonnie Cohen[2] Age: 64	Director	Until next election of directors	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	22	2001 to present

George Grossman Age: 53	Director	Until next election of directors	Attorney-at-law	22	1993 to present

Richard E. Kroon Age: 65	Director	Until next election of directors	Member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	22	2004 to present

Richard J. Norman Age: 64	Director	Until next election of directors	Private Investor. Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	22	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 64	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	22	2004 to present

Willard H. Smith Jr. Age: 70	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	22	1996 to present

C. Edward Ward Jr. Age: 61	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	22	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 43	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 43	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Francis C. Poli Age: 45	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 41	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 39	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Ave
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Ave
New York, NY 10017
(212) 832-3232

Nasdaq Symbol: Class A—EURAX
Class C—EURCX
Class I—EURIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers European Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

EUROPEAN REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

EURAXAR

ANNUAL REPORT

OCTOBER 31, 2007

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the registrant’s audit committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$50,300	n/a
Audit-Related Fees	-0-	n/a
Tax Fees	-0-	n/a
All Other Fees	-0-	n/a

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$71,500	n/a
Tax Fees	—	n/a
All Other Fees	—	n/a

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant for the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal year ended October 31, 2007, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant was $71,500.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: December 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

Name:

Adam M. Derechin

	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: December 26, 2007